Exhibit 99.1

Jim Green, Chairman , President & CEO January 5, 2024 HBIO Investor Overview Enabling discovery, safety and production of tomorrow’s therapeutics

Forward - Looking Statements and Non - GAAP Financial Information Forward - Looking Statements This document contains forward - looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions or statements that do not relate to historical matters . Forward - looking statements include, but are not limited to, information concerning expected future financial and operational performance including revenues, gross margins, earnings, cash and debt position, growth and the introduction of new products, and the strength of the Company’s market position and business model . These forward - looking statements include the Company’s estimated full year 2023 revenue, which is preliminary and unaudited and is subject to completion of the Company’s financial close procedures . These procedures and the audit of the Company’s financial statements for the year ended December 31 , 2023 , are ongoing and could result in changes to such estimated information . Forward - looking statements are not guarantees of future performance and involve known and unknown uncertainties, risks, assumptions, and contingencies, many of which are outside the Company’s control . Risks and other factors that could cause the Company’s actual results to differ materially from those described its forward - looking statements include those described in the “Risk Factors” section of the Company’s most recently filed Annual Report on Form 10 - K as well as in the Company’s other filings with the Securities and Exchange Commission . Forward - looking statements are based on the Company’s expectations and assumptions as of the date of this document . Except as required by law, the Company assumes no obligation to update forward - looking statements to reflect any change in expectations, even as new information becomes available . Management’s Use of Non - GAAP Financial Information This document includes non - GAAP financial information including one or more of adjusted operating income (loss), adjusted net income (loss), adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings (loss) per share, foreign exchange adjusted revenue, net debt and net leverage ratio . We believe that this non - GAAP financial information provides investors with an enhanced understanding of the underlying operations of the business . For the periods presented, these non - GAAP financial measures have excluded certain expenses and income resulting from items that we do not believe are representative of the underlying operations of the business . Items excluded include stock - based compensation, amortization of intangibles related to acquisitions, litigation settlement, restructuring and other costs, gain/loss on equity securities, income taxes and the tax impact of the reconciling items . Management believes that this non - GAAP financial information is important in comparing current results with prior period results and is useful to investors and financial analysts in assessing the Company’s operating performance . Non - GAAP historical financial statement information included herein is accompanied by a reconciliation to the nearest corresponding GAAP measure which is included as exhibits below . With respect to forward - looking measures, we provide an outlook for adjusted EBITDA margin, and net leverage ratio . Many of the items that we exclude from these forward - looking measure calculations are less capable of being controlled or reliably predicted by management . These items could cause the forward - looking measures presented in our outlook statements to vary materially from our reported net income and other GAAP results . The non - GAAP financial information provided in this presentation should be considered in addition to, not as a substitute for, the financial information provided and presented in accordance with GAAP and may be different than other companies’ non - GAAP financial information . 2 2

# Most trusted partner of leading academic research institutions, contract research organizations, pharmaceutical and bio-techs in the discovery, production, and safety & regulatory testing of tomorrow's life-saving therapies







## COMPANY PROFILE

- Global sales footprint, 3 core manufacturing facilities
- Approx. 420 employees, 33 PhD, 54 Masters, 77 Bachelors
- Est. FY'23 Revenue: ~ $112.3M incl. $5.1M net discontinued*
- Q3'23 YTD Adj EBITDA: $10.9M (13% of rev), up 53% vs PY**
- 35%+ recurring revenues
- Founded 1901, Public Listing Dec. 2000 "NASDAQ: HBIO"
- Headquarters: Greater Boston, MA

## CELLULAR & MOLECULAR TECHNOLOGIES (CMT)

- Academic Research / BioPharma Discovery
- Leader in Electroporation / Electrofusion for gene editing
- Leader in high-density Micro Electrode Arrays (MEA) for advanced cellular applications

## PRE-CLINICAL SYSTEMS

- Market leader GLP telemetry systems for safety pharmacology and toxicology regulatory reporting
- Data collection, analysis and regulatory report generation required prior to phase 1 clinical
- Widest range of wireless endpoint monitoring

## BALANCED PORTFOLIO


Industrial / Pharma 20%
2022 REVENUE BY CUSTOMER TYPE
Academic / Research 52%
CRO / Government 28%
APAC 25%
2022 REVENUE BY GEOGRAPHY
Americas 47%
EMEA 28%

Revenues allocations are approximate

* *Full year 2023 revenue is a preliminary, unaudited estimate and is subject to the Company's financial close procedures. These procedures and the audit of the Company's financial statements for the year ended December 31, 2023 are ongoing. Actual revenue may differ from the amounts shown. See slide 5 for information on net discontinued products.*

** *Information as of September 30, 2023. Non-GAAP measure; reconciliations to GAAP financial measures are available in Appendix.*

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Harvard Bioscience Highlights Essential, secular growth markets, high barriers, few competitors Growing global marquee customer base High barrier innovative technologies Highly effective sales channel supported by elite applications scientists Strong discipline, lean operating platform DIVERSIFIED CUSTOMER / REVENUE MODEL Systems & Software Services Consumables Global sales, application science and service structure Technology leadership competitive advantage with high barrier innovative technologies Robust pipeline of next - gen solutions 4

FY23 reported revenue down slightly from prior year (includes net headwind of $5.1M of discontinued products) FY23 Guidance as Presented November 13 - 14% **** REVENUES ADJUSTED EBITDA & EBITDA MARGINS* FY23 Prelim (unaudited) ** * Non - GAAP measure ; reconciliations to GAAP financial measures are available in Appendix. ** Full year 2023 revenue is a preliminary, unaudited estimate and is subject to the Company’s financial close procedures. The se procedures and the audit of the Company’s financial statements for the year ended December 31, 2023 are ongoing. Actual revenue may differ from the amounts shown. *** 2022 Revenue includes $5.5 million in sales of discontinued products; 2023 Revenue includes estimated $0.4 million from sal es of discontinued products; net difference is $5.1 million. **** FY23 Guidance as presented in Q3 earnings release on November 7, 2023. This presentation is not a reaffirmation of guidanc e. Covid - 19 Portfolio Optimization Supply Chain Challenges $ 5.5M *** $0.4M *** $113.3M $16M 15% $11M 10% $18M 15% 5 Sales and Earnings Trends $102 M $119 M $107.8 M ~$112.3M $111.9 M

Today’s Global Footprint CELLULAR & MOLECULAR AND HBIO HEADQUARTERS Boston PRE - CLINICAL SYSTEMS Minneapolis Sales Office / Small Centers of Excellence Core Operating Site 12 - 31 - 23 12 - 31 - 18 420 547 Employees* 8 14 Sites *Headcount is approximate CELLULAR & MOLECULAR Stuttgart, Germany 6

# Essential Technologies Serving Well-funded, High-growth Secular Markets Demographic Tailwinds

## DRIVERS

**Rising incidence of disease** – cardiac, cancer, respiratory, diabetes, obesity, Alzheimer's, neurological, infectious

**Increased funding for** research and development of **advanced therapeutics**

**Increased demand for research tools, devices and systems** that improve efficiency & productivity and **enable therapeutics discovery and safety & regulatory through bio-production**

| END MARKET SEGMENTS | PHARMACEUTICAL[1] | BIOTECH[2] | CONTRACT RESEARCH ORGANIZATIONS[3] | ACADEMIC RESEARCH[4] |
|---|---|---|---|---|
| Estimated size & projected CAGR | Global **$1.6T 2022** 7.7% 2022-2026 | Global **$372B 2021** 15.5% 2022-2030 | Global **$61B 2021** 10.9% 2021-2030 | US Federal **$179B 2021** 9.3% 2016-2021 |
| Estimated R&D expenditure within HBIO markets | R&D **$222B** (2021)* | R&D **$60B** (2021)* | Pre-clinical market **$5B** (2021)[5] | NIH Grants **$30.2B** (2021)* |

1) https://www.researchandmarkets.com/reports/5553406/pharmaceuticals-global-market-report-2022-by
2) https://www.acumenresearchandconsulting.com/biotechnology-market
3) https://www.emergenresearch.com/request-sample/1221
4) https://ncses.nsf.gov/pubs/nsf22323
5) https://www.grandviewresearch.com/industry-analysis/preclinical-cro-market

*Internal estimates calculated based on publicly-available data

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Subset of blue - chip recurring customers • Scientific Research labs primarily government & grant funded • Early discovery of new novel drugs and compounds for therapies and vaccines • Advanced cellular testing & gene editing ACADEMIC RESEARCH • Perform early discovery and then transition from discovery through pre - clinical regulatory and on to production • Leverage discoveries from academics & bio - techs • Bridge to bio - production BIOTECH, PHARMACEUTICAL CONTRACT RESEARCH ORGANIZATIONS • Pre - clinical studies to determine safety and efficacy of new pharmaceuticals • Pharmaceutical companies are outsourcing significant pre - clinical activities to CROs Breakthrough technologies and applications, increase innovative publications Reduce test cycle - time, increase volume and study types, drives CROs revenue growth Reduce development cycle time means more compounds drives BioPharma revenue growth Value Proposition 8 Blue Chip Customer Base

9 Adapt Technologies to High Volume CRO & Bioproduction Applications Research & Discovery Pre - Clinical Safety & Toxicology CELLS MOLECULES CLINICAL ORGANOIDS/ ORGANS PRECLINICAL Bio - Production Extend Technology Leadership in Academic Research & Discovery

• Fortify leadership position and expand recurring revenue in therapy research and pre - clinical testing • Pre - clinical Telemetry and GLP compliant Ponemah data management software for data reporting and analysis • Electroporation/Transfection/ Amino Acid Analysis • Micro - Electrode Arrays (MEAs) cellular electrophysiology STRENGTHEN THE BASE • Offerings for higher volume industrial customers including CROs, Biotech, Pharma and Government Labs • Reduce cost and improve cycle time/throughput for therapy testing and development • Expanded Ponemah functionality combined with new VivaMARS system opens door to new pre - clinical opportunities EXPAND HIGH VOLUME APPS • Offerings for Biotech and Pharma customers engaged in therapy development and production • Bridge from research to production in applications that scale with production volume • Leverage technology leadership in Electroporation/Transfection EXPAND TO BIO - PRODUCTION • Offerings for Academic, Biotech, and Pharma customers engaged in therapy discovery, development and testing. • New opportunities for streamlined in vitro testing from cell lines to organoids early in the therapy development cycle. • Leverage leadership in Micro - Electrode Arrays (MEAs) & electrophysiology INNOVATE CELLULAR 10 ACCELERATING REVENUE GROWTH Strategic Growth Drivers

# Strengthen The Base: Maintain Leadership, Expand Recurring Revenue

## Industry Leading Telemetry & Ponemah Data Management & Reporting Platform

**GOLD STANDARD SUPPORTING CUSTOMER REQUIREMENTS FOR SAFETY AND REGULATORY APPROVAL FOR DRUGS, VACCINES, THERAPIES PRIOR TO HUMAN CLINICAL USE**





- Gold standard: simultaneous multi-animal wireless telemetry
- Full menu offering from smallest to largest animal models
- Improved test yields/ reduced cycle time drives customer revenue growth

## Industry Leading Electroporation/Electrofusion Systems

**WELL ESTABLISHED TECHNOLOGY FOR NEW DRUG AND THERAPY COMPOUND CREATION**



- Known for most challenging cell transfection
- BTX well established for cell modification, CAR-T Cell creation, CGT, CRISPR applications, electrofusion for monoclonal antibody creation

## Leader in Electrophysiology & Micro-Electrode Arrays (MEAs)

**LEADING TECHNOLOGY FOR IN VITRO ELECTROPHYSIOLOGY CELLULAR TESTING**



- Leader in electrophysiology testing systems
- Discovery leader in MEA data acquisition

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# Expand Higher Volume Industrial Applications

AUTOMATED INFRARED TRACKING INTEGRATED WITH OUR INDUSTRY LEADING TELEMETRY/GLP PONEMAH DATA PLATFORM



LAN
User's computer
(local or remote)
Network
Router & Switch
Ponemah Actimetry
Acquisition/Analysis SW

**VivaMARS:** Launched at Nov. 2023 Society for Neuroscience

**Target Customers: CROs, Pharma, Gov Labs, Academic Cores**

## Applications
- High throughput drug discovery & development up to 100 subjects
- Neuropharmacology / neurotoxicity / Early CNS Drug Discovery
- Automated "no touch" remote monitored operation

## Value Proposition
- Significantly lower operating costs
- Significantly reduced test cycle time accelerates revenue
- Benchmarked experiment: >2X throughput @ 50 subjects

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# Expand to Bio-Production: BTX Electroporation as a Bridge to Bio-Production

## HBIO IS A PIONEER IN ELECTROPORATION AND ELECTROFUSION DRIVING NOVEL DISCOVERIES IN DRUG CREATION

### Bio-production Applications

- Cell modifications, CAR T-Cell transfection, monoclonal antibodies
- Cell and Gene Therapy, CRISPR
- Small & Large molecule creation
- Low customer barriers, leverage design formulation

### Electroporation / Electrofusion Consumables & Services

- General Use Cuvettes
- In Vitro Coaxial Chambers
- Flat Pack Higher Volume Reaction Chambers
- Services

**Bio-Production Configuration:** Optimum where Biotech or Pharma customer utilized our BTX to create the original compound



ECM 2001's



Consumable: Flatpack Reaction Chamber

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Vision: • Replace/reduce large population early model with In Vitro human/patient testing • Imp rove pre - clinical throughput/yield of successful compounds • Target emerging organoids for neuro and cardio research/discovery • Longer term applications for safety pharmacology & toxicology MOVING TO HUMAN & PATIENT DERIVED LONG - LIFE ORGANOIDS FOR EARLY IN VITRO TESTING Early Lg Pop Small Model Immortalized Cells In Vitro with Human/Patient Organoids Today’s Drug Testing Potential Future Path 14 First In Vitro Embedded Electrophysiology Acquisition/Stimulation Immortalized Cells Small Animal Model Safety Small Animal Model Safety Innovate: Mesh MEA Œ Organoid Platform B uilt on Our L eading MEA Technology

LARGE, LOYAL CUSTOMER BASE IN DRUG RESEARCH & DISCOVERY, SAFETY & REGULATORY, AND BIO - PRODUCTION MARKETS NEW PRODUCT INTRODUCTIONS FOCUSED ON TOP - LINE GROWTH & RECURRING REVENUE Investment Thesis: Deliver Strong, Profitable, Long - Term Growth 15 FOCUSED ON LONG TERM TOPLINE GROWTH WITH 60% GROSS MARGINS & 20%+ ADJUSTED EBITDA MARGINS* * Non - GAAP measure, reconciliations to GAAP financial measures are available in Appendix

Enabling discovery, safety and production of tomorrow’s therapeutics Thank You

Appendix 1 7 17

# Reconciliation of GAAP to Non-GAAP Financial Measures

HARVARD BIOSCIENCE, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands)

| | Year Ended 31-Dec-20 | Year Ended 31-Dec-21 | Year Ended 31-Dec-22 | Q3 YTD'22 30-Sep-22 | Q3 YTD'23 30-Sep-23 |
|---|---|---|---|---|---|
| **GAAP net loss** | **($7,810)** | **($288)** | **($9,516)** | **($7,850)** | **($1,597)** |
| Stock-based compensation | 3,647 | 4,169 | 4,411 | 3,401 | 3,618 |
| Acquired asset amortization and impairment | 5,920 | 6,018 | 6,236 | 4,588 | 4,167 |
| Settlement, restructuring, & other | 6,042 | 4,462 | 5,603 | 4,533 | 46 |
| Unrealized loss on equity securities | - | - | - | - | 374 |
| Income taxes | (1,469) | (3,387) | (1,689) | (1,409) | (1,919) |
| **Adjusted net income** | **6,330** | **10,974** | **5,045** | **3,263** | **4,689** |
| Depreciation | 1,712 | 1,603 | 1,338 | 1,024 | 1,054 |
| Interest and other expense, net | 5,637 | 2,206 | 2,426 | 1,889 | 3,095 |
| Adjusted income taxes (1) | 1,987 | 3,534 | 2,026 | 972 | 2,063 |
| **Adjusted EBITDA** | **$15,666** | **$18,317** | **$10,835** | **$7,148** | **$10,901** |
| **Revenue** | **$102,100** | **$118,904** | **$113,335** | **$84,908** | **$84,097** |
| **Adjusted EBITDA margin (2)** | **15.3%** | **15.4%** | **9.6%** | **8.4%** | **13.0%** |

*(1) Adjusted income taxes includes the tax effect of adjusting for the reconciling items using the tax rates in the jurisdictions in which the reconciling items arise.*

*(2) Adjusted EBITDA margin % is calculated as Adjusted EBITDA / Revenue.*

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